UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)
Registrant’s telephone number, including area code: (513) 851-4900

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the HMAN Group Holdings Inc. 2014 Equity Incentive Plan

Effective June 30, 2014, HMAN Group Holdings Inc. (“Holdings”), the indirect parent company of The Hillman Companies, Inc. (the “Registrant”), established the HMAN Group Holdings Inc. 2014 Equity Incentive Plan (the “Equity Incentive Plan”). The persons who are eligible to receive grants of awards under the Equity Incentive Plan are directors of Holdings and employees and consultants of Holdings or its subsidiaries. The Equity Incentive Plan will be administered by the board of directors of Holdings (the “Holdings Board”), or any committee designated by the Holdings Board. Among other things, the Holdings Board, in its discretion, selects the persons to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards, including the type of award to be granted and the number of shares of Holdings’ common stock that are subject to each award. The Equity Incentive Plan provides that the Holdings Board may award to such eligible recipients as it may determine from time to time the following awards: stock options, stock appreciation rights, restricted stock and other stock-based awards. Subject to the adjustment clauses in the Equity Incentive Plan, the maximum aggregate number of shares of Holdings’ common stock that may be subject to awards granted under the Equity Incentive Plan is 44,021.264.

The foregoing description of the Equity Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the Equity Incentive Plan and the form of award agreements related to the Equity Incentive Plan, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Departure of Directors; Election of Directors

On August 18, 2014, Messrs. Timothy Walsh and Will Jaudes resigned from the boards of directors (the “Boards”) of the Registrant and Holdings. Messrs. Walsh’s and Jaudes’ resignations did not result from a disagreement with the Registrant or Holdings and therefore disclosure under Item 5.02(a) of Form 8-K is not required.

On August 18, 2014, Richard Zannino was elected by the members of the Boards to serve as a director of the Registrant and Holdings effective immediately. Mr. Zannino is a Managing Director at CCMP Capital Advisors, LLC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
HMAN Group Holdings Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the quarterly report on Form 10-Q filed by The Hillman Companies, Inc. on August 14, 2014 (File No. 001-13293)).

10.2	Form of Award Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2014	THE HILLMAN COMPANIES, INC.

	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX
Exhibit Number	Description

10.1
HMAN Group Holdings Inc. 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the quarterly report on Form 10-Q filed by The Hillman Companies, Inc. on August 14, 2014 (File No. 001-13293)).

10.2	Form of Award Agreements.